Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets
Goodwill and Identifiable Intangible Assets
In accordance with authoritative guidance, goodwill is tested for impairment at the reporting unit level annually and in interim periods if certain events occur that indicate that the fair value of a reporting unit may be below its carrying value. Determining the number of reporting units and the fair value of a reporting unit requires the Company to make judgments and involves the use of significant estimates and assumptions. The Company has five reporting units for goodwill impairment testing purposes. The annual goodwill testing date for these reporting units is October 1st.
The Company first assesses qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. The qualitative factors include economic environment, business climate, market capitalization, operating performance, competition, and other factors. The Company may proceed directly to the two-step quantitative test without performing the qualitative test.
The first step involves measuring the recoverability of goodwill at the reporting unit level by comparing the estimated fair value of the reporting unit in which the goodwill resides to its carrying value. The second step, if necessary, measures the amount of impairment, if any, by comparing the implied fair value of goodwill to its carrying value. The Company applies various valuation techniques to measure the fair value of each reporting unit, including the income approach and the market approach. For goodwill impairment analyses conducted at most of the reporting units, the Company uses the income approach in determining fair value, specifically the discounted cash flow method, or DCF. In applying the DCF method, an identified level of future cash flow is estimated. Annual estimated cash flows and a terminal value are then discounted to their present value at an appropriate discount rate to obtain an indication of fair value. The discount rate utilized reflects estimates of required rates of return for investments that are seen as similar to an investment in the reporting unit. DCF analyses are based on management’s long-term financial projections and require significant judgments, therefore, for most of the Company’s reporting units where the Company has access to reliable market participant data, the market approach is conducted in addition to the income approach in determining the fair value. The Company uses a guideline company method under the market approach to estimate the fair value of equity and the market value of invested capital (“MVIC”). The guideline company approach relies on estimated remaining collections data or the earnings before interest, tax, depreciation and amortization (“EBITDA”) for each of the selected guideline companies, which enables a direct comparison between the reporting unit and the selected peer group. The Company believes that the current methodology used in determining the fair value at its reporting units represent its best estimates. In addition, the Company compares the aggregate fair value of the reporting units to its overall market capitalization.
According to authoritative guidance, if the carrying amount of a reporting unit is zero or negative, the traditional step two of the impairment test should be performed to measure the amount of impairment loss, if any, when it is more likely than not that a goodwill impairment exists. In considering whether it is more likely than not that a goodwill impairment exists, an entity can perform a step zero qualitative analysis. The Company conducted qualitative analysis for its reporting units that had negative carrying value and concluded that there was no indication that goodwill impairment existed at these reporting units.
Based on the annual goodwill impairment tests performed at October 1, 2017, no impairment existed at any of the Company’s reporting units.
Management continues to evaluate and monitor all key factors impacting the carrying value of the Company’s recorded goodwill and long-lived assets. Further adverse changes in the Company’s actual or expected operating results, market capitalization, business climate, economic factors or other negative events that may be outside the control of management could result in a material non-cash impairment charge in the future.
The Company’s goodwill is attributable to reporting units included in its portfolio purchasing and recovery segment. The following table summarizes the activity in the Company’s goodwill balance, as follows (in thousands):

Total
Balance, December 31, 2016	$785,032
Goodwill acquired	79,372
Effect of foreign currency translation	64,589
Balance, December 31, 2017	$928,993

The Company’s acquired intangible assets are summarized as follows (in thousands):

	As of December 31, 2017			As of December 31, 2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$73,875	$(6,800)	$67,075	$21,200	$(3,220)	$17,980
Developed technologies	6,683	(5,411)	1,272	6,497	(3,891)	2,606
Trade name and other	14,413	(7,024)	7,389	12,566	(4,909)	7,657
Total intangible assets	$94,971	$(19,235)	$75,736	$40,263	$(12,020)	$28,243

The weighted-average useful lives of intangible assets at the time of acquisition were as follows:

Weighted-Average Useful Lives
Customer relationships	10
Developed technologies	5
Trade name and other	8

The amortization expense for intangible assets that are subject to amortization was $8.9 million, $7.2 million, and $5.0 million for the years ended December 31, 2017, 2016, and 2015, respectively. Estimated future amortization expense related to finite-lived intangible assets at December 31, 2017 is as follows (in thousands):

2018	$10,096
2019	8,599
2020	8,413
2021	8,311
2022	7,761
Thereafter	32,556
Total	$75,736